CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Inform Worldwide Holdings, Inc., (the “Company”) on Form 10-QSB for the quarter ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ashvin Mascarenhas, Chief Executive Officer and Chief Financial Officer of the Company, certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the consolidated financial condition and consolidated results of operations of the Company.

/s/  Ashvin Mascarenhas
_______________________________
Ashvin Mascarenhas,
Chief Executive Officer and Chief Financial Officer

February 13, 2008